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                                                                    EXHIBIT 23.1


                            INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Sapient Corporation:

         We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                     KPMG PEAT MARWICK LLP


Boston, Massachusetts
December 29, 1997